                                                                    Exhibit 10.6


                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Certain Definitions ....................................................  1

2.   Transferability ........................................................  2

     2.1    Restrictions on Transferability .................................  2
     2.2    Restrictive Legend ..............................................  2
     2.3    Notice of Proposed Transfers ....................................  3
     2.4    Removal of Restrictions on Transfer of Securities ...............  4

3.   Registration Rights ....................................................  4

     3.1    Requested Registration ..........................................  4
     3.2    Company Registration ............................................  6
     3.3    Registration on Form S-3 ........................................  7
     3.4    Expenses of Registration ........................................  8
     3.5    Registration Procedures .........................................  8
     3.6    Indemnification ................................................. 10
     3.7    Information by Holder ........................................... 12
     3.8    Rule 144 Reporting .............................................. 12
     3.9    Transfer of Registration Rights ................................. 13
     3.10   Standoff Agreement .............................................. 13
     3.11   Limitation on Subsequent Registration Rights .................... 13
     3.12   Termination of Registration Rights .............................. 13

4.   Right of First Offer ................................................... 14

     4.1    Right of First Offer Upon Issuances of Securities
            by the Company .................................................. 14

5.   Covenants of the Company ............................................... 15

     5.1    Financial Information for all Investors ......................... 15
     5.2    Financial Information for Major Investors ....................... 16
     5.3    Inspection ...................................................... 16
     5.4    Confidentiality ................................................. 17
     5.5    Qualified Small Business ........................................ 17
     5.6    Stock Vesting ................................................... 17
     5.7    Restrictions on Sales; Assignment of Right of First Refusal ..... 17
     5.8    Indemnification ................................................. 17
     5.9    Termination of Covenants ........................................ 18

6.   General Provisions ..................................................... 18

     6.1    Amendment and Waiver ............................................ 18
     6.2    Governing Law ................................................... 18
     6.3    Successors and Assigns .......................................... 18

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----


     6.4    Severability .................................................... 18
     6.5    Notices ......................................................... 18
     6.6    Counterparts .................................................... 18
     6.7    Titles and Subtitles ............................................ 19
     6.8    Expenses ........................................................ 19
     6.9    Aggregation of Stock ............................................ 19
     6.10   Delays or Omissions ............................................. 19

                      AMENDED AND RESTATED RIGHTS AGREEMENT

     This Amended and Restated Rights Agreement ("Agreement") is entered into as of November 12, 1999 by and among Altus Medical, Inc., a Delaware corporation (the "Company") and the investors set forth on Exhibit A hereto (the "Investors").

     WHEREAS, the Company and certain of the Investors have entered into an Investor Rights Agreement dated as of November 19, 1998 (the "Previous Investor Rights Agreement");

     WHEREAS, the Company and the Investors desire to amend and restate and replace in its entirety the Previous Investor Rights Agreement with the terms and conditions of this Agreement;

     WHEREAS, certain of the Investors are purchasing the Company's Series B Preferred Stock pursuant to a Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement"); and

     WHEREAS, in order to induce the Investors to consummate their purchase of the Series B Preferred Stock of the Company, the parties have agreed to enter into this Agreement upon the terms and conditions set forth below.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.    Certain Definitions. All terms not otherwise defined in this
           -------------------
Agreement shall have the meaning set forth in the Series B Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

           1.1   "Commission" shall mean the Securities and Exchange Commission
                  ----------
or any other federal agency at the time administering the Securities Act.

           1.2   "Holder" shall mean the Investors holding Registrable
                  ------
Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 3. 9 hereof.

           1.3   "Initiating Holders" shall mean any Holder or Holders who in
                  ------------------
the aggregate hold at least 50% of the Registrable Securities.

           1.4   "Registrable Securities" means (1) the Common Stock issuable or
                  ----------------------
issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (1) above, excluding in all cases, however, (i) any

Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

           1.5   The terms "register," "registered" and "registration" refer to
                            --------    ----------       ------------
a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

           1.6   "Registration Expenses" shall mean all expenses, except Selling
                  ---------------------
Expenses as defined below, incurred by the Company in complying with Sections 3.1, 3.2 and 3.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel to the Holders not to exceed $25,000, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

           1.7   "Restricted Securities" shall mean the securities of the
                  ---------------------
Company required to bear the legend set forth in Section 2.2 hereof.

           1.8   "Securities Act" shall mean the Securities Act of 1933, as
                  --------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           1.9   "Selling Expenses" shall mean all underwriting discounts,
                  ----------------
selling commissions and stock transfer taxes.


     2.    Transferability
           ---------------

           2.1   Restrictions on Transferability. The Registrable Securities
                 -------------------------------
shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee, or pledgee of the Registrable Securities held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

           2.2   Restrictive Legend. Each certificate representing (i)
                 ------------------
Registrable Securities and (ii) any other securities issued in respect of the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with legends in the following forms (in addition to any legend required under applicable state securities laws):

                 (a) THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                 (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

           The Investors and Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Section 2.

           2.3   Notice of Proposed Transfers. The holder of each certificate
                 ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Restricted Securities by the holders to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, (iv) a corporation to its stockholders in accordance with their interest in the corporation, (v) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (vi) or the transfer by gift, will or intestate succession of any holder to his spouse or lineal descendants or ancestors), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense and if reasonably requested by the Company by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that the Company will not require an opinion of legal counsel or a no action letter for transactions made pursuant to Rule 144(k) under the Securities Act except in unusual circumstances. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

           2.4   Removal of Restrictions on Transfer of Securities. Any legend
                 -------------------------------------------------
referred to in Section 2.2 hereof stamped on a certificate evidencing (i) the Registrable Securities or (ii) any other securities issued in respect of the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without qualification, legend, or registration under the Securities Act.

     3.    Registration Rights.
           -------------------

           3.1   Requested Registration.
                 ----------------------

                 (a)   Requested Registration. If the Company shall receive from
                       ----------------------
Initiating Holders a written request that the Company effect any registration (other than a registration on Form S-3 or any related form of registration statement) with respect to Registrable Securities and the anticipated aggregate offering price to the public, excluding underwriting discounts and commissions, is at least eight million dollars ($8,000,000), the Company will:

                       (i) within thirty days of the receipt by the Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                       (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

                            (A) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                            (B) Prior to the earlier of November 12, 2002 or one
hundred eighty (180) days following the effective date of the registration statement pertaining to a firm commitment underwritten initial public offering (an "IPO");

                            (C) If the Company delivers a written notice to the
Initiating Holders, within thirty (30) days of its receipt of a registration request from such Initiating Holders, of its intent to file a registration statement for an IPO within ninety (90) days;

                            (D) If the Company's Common Stock is not listed on a
national securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Company (subject to the consent of the Holders of a majority of the Registrable Securities proposed to be included in the underwriting);

                            (E)  During the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on the date one hundred eighty (180) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                            (F) After the Company has effected two such
registrations pursuant to this Section 3.1(a) (counting for this purpose only registrations which have been declared or ordered effective and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses);

                            (G) If the Initiating Holders propose to dispose of
shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request under Section 3.3 hereof;

                            (H) If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.1 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

     Subject to the foregoing clauses (A) through (H), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                 (b)   Underwriting. In the event that a registration pursuant
                       ------------
to Section 3.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 3.1(a)(i). In such event, the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 3.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                 The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter of recognized national standing selected for such underwriting by the Company and acceptable to the Holders of a majority of the Registrable Securities proposed to be included in such underwriting. Notwithstanding any other provision of this
Section 3.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be included in such registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration; provided, however, that the number of shares of Registrable Securities to be
--------  -------
included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

                 If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

           3.2   Company Registration.
                 --------------------

                 (a)   Notice of Registration. If at any time or from time to
                       ----------------------
time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration pursuant to Section 3.1 hereof, the Company will:

                       (i) promptly give to each Holder of Registrable Securities written notice thereof; and

                       (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder of Registrable Securities, subject to Section 3.2(b) hereof.

                 (b)   Underwriting. If the registration of which the Company
                       ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a)(i). In such event the right of any Holder to registration pursuant to Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting, but in no event shall (i) any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 3.1 be excluded from such offering, (ii) the number of Registrable Securities to be included in such offering be less than 25% of the total number of securities to be included in such offering, unless such offering is the IPO and such registration does not include shares of any other selling stockholder in which event any or all of the Registrable Securities of the Holders may be excluded from such offering or
(iii) the number of Registrable Securities to be included in such offering be reduced below the number of Registrable Securities requested to be registered pursuant to Section 3.2(a) above in order for shares of other selling stockholders to be included, unless Holders of at least two thirds (2/3) of the Registrable Securities proposed to be sold in such offering agree to include the shares held by such selling stockholders. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, such Holder or holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                 (c)   Right to Terminate Registration. The Company shall have
                       -------------------------------
the right to terminate or withdraw any registration initiated by it under this
Section 3.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.4 hereof.

           3.3   Registration on Form S-3.
                 ------------------------

                 (a) If any Holder of the Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public, excluding underwriting discounts and commissions, is not less than $500,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering as soon as practicable after receipt of the request or requests of the Holders and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. After the Company's first public offering of its securities, the Company will use its best efforts to qualify for Form S-3 registration or a similar short-form registration. The provisions of Section 3.1(b) shall be applicable to each registration initiated under this Section 3.3.

                 (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3.3: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within thirty (30) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

           3.4   Expenses of Registration. All Registration Expenses incurred in
                 ------------------------
connection with registrations pursuant to Sections 3.1, 3.2 and 3.3 shall be borne by the Company, provided that all Registration Expenses incurred in connection with registrations pursuant to Section 3.3 in excess of five (5) shall be borne by the holders of securities included in such registration pro rata on the basis of the number of shares so registered. All Selling Expenses relating to securities registered pursuant to Sections 3.1, 3.2 and 3.3 shall be borne by the holders of securities included in such registration pro rata on the basis of the number of shares so registered.

           3.5   Registration Procedures. In the case of each registration,
                 -----------------------
qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will use its best efforts to:

                 (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier to occur of (i) ninety (90) days or (ii) the distribution described in the Registration Statement has been completed;

                 (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                 (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered, if any, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents they may reasonably request in order to facilitate the disposition of Registrable Securities by them;

                 (d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                 (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                 (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                 (h) Notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use its best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and


                 (i) Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

           3.6   Indemnification.
                 ---------------

                 (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                 (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein if it is judicially determined that there was such an untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided however, that the indemnity provision contained in this Section 3.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this sub Section (b) shall be limited in an amount equal to the net proceeds to each such Holder of Registrable Securities sold as contemplated herein, unless such liability resulted from willful misconduct or gross negligence by such Holder.

                 (c)   Each party entitled to indemnification under this Section
3.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 (d) If the indemnification provided for in this Section 3.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, provided that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 (f)   The obligations of the Company and Holders under this
Section 3.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3, and otherwise.

           3.7   Information by Holder. The Holder or Holders of Registrable
                 ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

           3.8   Rule 144 Reporting. With a view to making available the
                 ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                 (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                 (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                 (c) So long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

           3.9   Transfer of Registration Rights. The rights to cause the
                 -------------------------------
Company to register securities granted Holders under Sections 3.1, 3.2 and 3.3 may be assigned to a transferee or assignee who acquires at least 100,000 shares of Registrable Securities, to another Holder, to a transferee or assignee acquiring 10% or more of the outstanding stock of the Company, or to any transferee or assignee who is or was a subsidiary, parent organization, partner, limited partner, limited liability company member, retired partner, family member or trust of a Holder or the estate of such person or entity, provided that any such transfers may otherwise be effected in accordance with applicable securities laws and such transferee or assignee agrees to be subject to all restrictions set forth in this Agreement.

           3.10  Standoff Agreement. Each Holder agrees, upon request of the
                 ------------------
Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for a period of time not to exceed 180 days from the effective date of such registration, provided that:

                 (a)   such agreement shall only apply to the IPO; and

                 (b) all officers, directors and holders of more than one percent (1%) of the Company's outstanding voting stock have entered into similar agreements.

           3.11  Limitation on Subsequent Registration Rights. After the date of
                 --------------------------------------------
this Agreement, the Company shall not, without the prior written consent of the Holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder.

           3.12  Termination of Registration Rights. The rights granted under
                 ----------------------------------
this Section 3 shall terminate on the earlier of (i) the fifth anniversary of the closing of the IPO pursuant to a registration statement filed under the Securities Act or (ii) on such date as all Registrable Securities may be sold under Rule 144 during any 90-day period (without regard to Rule 144(k)).

     4.    Right of First Offer.
           --------------------

           4.1   Right of First Offer Upon Issuances of Securities by the
                 --------------------------------------------------------
                 Company.
                 -------

                 (a)   The Company hereby grants on the terms set forth in this
Section 4.1 to each Investor who holds at least 250,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like) (a "Major Investor"), the right of first offer to purchase all or any part of such Major Investor's pro rata share of the New Securities (as defined in Section 4.1(b)) which the Company may, from time to time, propose to sell and issue. The Major Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Major Investor, for purposes of this right of first offer, is the ratio of the total number of shares of Common Stock held by such Major Investor, including any shares of Common Stock into which shares of Preferred Stock held by such Major Investor are convertible, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of Preferred Stock are convertible).

                 (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) shares purchased under the Series B Agreement or the Registrable Securities, (ii) securities offered pursuant to a registration statement filed under the Securities Act, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization approved by the Board of Directors of the Company including at least one of the representatives designated by the Investors, (iv) all shares of Common Stock or other securities hereafter issued or issuable to officers, directors, employees, scientific advisors or consultants of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors of the Company, (v) securities issued pursuant to any rights or agreements outstanding as of the date of this Agreement and options and warrants outstanding as of the date of this Agreement, (vi) all shares of Common Stock or other securities hereafter issued in connection with or as consideration for acquisition or licensing of technology approved by the Board of Directors of the Company including at least one of the representatives designated by the Investors and
(vii) all shares of Common Stock or other securities issued in connection with equipment leasing or equipment financing arrangements and similar transactions approved by the Board of Directors of the Company including at least one of the representatives designated by the Investors.

                 (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give to the Major Investors written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Major Investors must respond to such Notice. The Major Investors shall have thirty (30) days from the date of receipt of the Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms.

                 (d) If not all of the Major Investors elect to purchase their pro rata share of the New Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. In the event the Major Investors fail to exercise in full the right of first offer within said period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from date of said agreement) to sell the New Securities respecting which the Major Investor rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Major Investors in the manner provided above.

                 (e) The right of first offer granted under this Section 4.1 shall expire upon:

                       (i) The date upon which a registration statement filed by the Company under the Securities Act (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) in connection with an underwritten public offering of its securities, at a per share price not less than $8.00 (as adjusted for stock splits, stock dividends, recapitalizations and the like) per share and for a total offering of not less than $15.0 million (before deduction of underwriters' commissions and expenses) (a "Qualified Offering"), first becomes effective and the securities registered thereunder are sold.

                       (ii) For each Major Investor, the date on which such Major Investor no longer holds a minimum of 250,000 Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like).

                       (iii) The tenth anniversary of the date of this Agreement.

                 (f) The right of first offer granted under this Section 4.1 is assignable by the Investors to any transferee of a minimum of 100,000 Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like).

     5.    Covenants of the Company.
           ------------------------

           5.1   Financial Information for all Investors. The Company will
                 ---------------------------------------
provide each Investor the following reports for so long as the Investor is a holder of Registrable Securities, including for purposes of this Section 5 any such Registrable Securities which have been transferred to a constituent partner of an Investor:

           (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

           (b) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited by independent public accountants of national standing selected by the Board of Directors of the Company.

           (c) As soon as practicable after the end of each quarter and in any event within 30 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, consolidated statements of income, consolidated statements of changes in financial condition, and a consolidated statement of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes) subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

           5.2   Financial Information for Major Investors. The Company will
                 -----------------------------------------
provide each Major Investor the following reports for so long as such Major Investor is a holder of at least 250,000 Registrable Securities, including for purposes of this Section 5 any such shares of Registrable Securities which have been transferred to a constituent partner of a Major Investor:

           (a) As soon as practicable after the end of each month and in any event within 30 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, consolidated statements of income, consolidated statements of changes in financial condition, and a consolidated statement of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the budget, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

           (b) A copy of the annual budget for the next fiscal year of the Company containing profit and loss projections, cash flow projections, and capital expenditures, as soon as it is available but in any event within thirty
(30) days prior to the end of the current fiscal year.

           5.3   Inspection. Upon providing the Company thirty (30) days written
                 ----------
notice, each Major Investor shall have full and free access to visit and inspect the Company's properties during normal business hours and to discuss the affairs, finances and accounts of the Company with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested.

           5.4   Confidentiality. Each Investor agrees that any information
                 ---------------
obtained by such Investor pursuant to this Section 5 which is identified by the Company as being proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company. Each Investor further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by such Investor in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal anti-fraud statutes.

           5.5   Qualified Small Business. The Company will use its commercially
                 ------------------------
reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Internal Revenue Code of 1986 (the "Code"), as amended, any regulations promulgated thereunder and any similar state laws and regulations, and except as provided otherwise herein, in the Series B Agreement, or in the Company's Restated Certificate of Incorporation, the Company agrees not to repurchase any stock of the Company if such repurchase would cause the Series A Preferred Stock, the Series B Preferred Stock or the Registrable Securities not to qualify as "qualified small business stock" as defined in
Section 1202(c) of the Code.

           5.6   Stock Vesting. Unless otherwise approved by the Board of
                 -------------
Directors of the Company, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the company, and (b) seventy-five percent (75%) of such stock shall vest over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

           5.7   Restrictions on Sales; Assignment of Right of First Refusal.
                 -----------------------------------------------------------
The Company's Bylaws shall contain a right of first refusal on all transfers of Common Stock. In the event the Company elects not to exercise such right of first refusal the Company may have on a proposed transfer of any of the Company's outstanding capital stock pursuant to the Company's charter documents, by contract or otherwise, the Company shall assign such right of first refusal to each Major Investor. In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred.

           5.8   Indemnification. The Company will indemnify members of the
                 ---------------
Board of Directors of the Company to the broadest extent permitted by applicable law and will indemnify each Investor for any claims brought against the Investors by any third party (including any other stockholder of the Company) as a result of the Series B Preferred Stock financing.

           5.9   Termination of Covenants. The covenants of the Company set
                 ------------------------
forth in this Section 5 shall terminate in all respects on the earlier to occur of (i) date of the closing of an initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of the Company's Common Stock and (ii) the tenth anniversary of the date of this Agreement.

     6.    General Provisions.
           ------------------

           6.1   Amendment and Waiver. Except as otherwise expressly provided,
                 --------------------
any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 6.1 shall be binding upon each holder of any Registrable Securities at the time outstanding, each future holder of all such securities and the Company.

           6.2   Governing Law. This Agreement shall be governed by and
                 -------------
construed under the internal laws of the State of California without regard to conflict of laws provisions.

           6.3   Successors and Assigns. Except as otherwise expressly provided,
                 ----------------------
the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties.

           6.4   Severability. In case any provision of this Agreement becomes
                 ------------
or is declared by a court of competent jurisdiction to be unenforceable, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

           6.5   Notices. All notices and other communications required or
                 -------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, by facsimile, by courier or overnight delivery or upon deposit with the United States Post Office, by first class mail, postage prepaid, addressed: (a) if to the Investors, at the Investor address as set forth on Exhibit A hereto, or at such other address as the Investors shall have furnished to the Company in writing, or (b) if to the Company, at its current address or at such other address as the Company shall have furnished to the Investors in writing. Notices that are mailed shall be deemed received five (5) days after deposit in United States mail.

           6.6   Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which is an original, and all of which together shall constitute one instrument.

           6.7   Titles and Subtitles.  The titles and subtitles used in this
                 --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           6.8   Expenses. If any action at law or in equity is necessary to
                 --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

           6.9   Aggregation of Stock. All shares of Registrable Securities held
                 --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

           6.10  Delays or Omissions. It is agreed that no delay or omission to
                 -------------------
exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     IN WITNESS WHEREOF, this Amended and Restated Rights Agreement has been executed as of the date first above written.

                                    ALTUS MEDICAL, INC., INC.


                                    By:    /s/ Kevin P. Connors
                                       -----------------------------------------
                                       Kevin P. Connors, President

                                    Address:
                                    1181 Chess Drive, Suite B
                                    Foster City, CA  94404

                                    INVESTORS:

                                    ALTA CALIFORNIA PARTNERS II, L.P.
                                    By:  Alta California Management Partners II,
                                         LLC


                                    By:       /s/ Guy Nohra
                                         ---------------------------------------
                                         General Partner


                                    ALTA EMBARCADERO PARTNERS II, LLC


                                    By:      /s/ Guy Nohra
                                         ---------------------------------------
                                         Member


                                    MEDVENTURE ASSOCIATES III, L.P.


                                    By:      /s/ Annette J. Campbell-White
                                         ---------------------------------------

                                    Name: Annette J. Campbell-White
                                          --------------------------------------

                                    Title: Managing Member of MedVenture
                                           ------------------------------
                                    Associates Asset Management III Co.
                                    -----------------------------------
                                    L.L.C.
                                    ------
                                    the General Partner of MedVenture
                                    ----------------------------------
                                    Associates III, L.P.
                                    --------------------------------------------



                                         /s/ Joe Davin
                                    --------------------------------------------
                                    JOE DAVIN

                                         /s/ Clare M. Meister
                                    --------------------------------------------
                                    CLARE M. MEISTER

                                    ADAM VENTURES L.P.
                                    a Delaware limited partnership

                                    By:  ADAM VENTURES MANAGEMENT, L.L.C.


                                    By:
                                         ---------------------------------------
                                    Name:    J. Casey McGlynn
                                    Title:   General Partner



                                    DR. HENRI CARLE, P.C.


                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------



                                    RICHARD G. CARO TRUST

                                    By:
                                         ---------------------------------------
                                    Name:  Richard G. Caro
                                    Title: Trustee



                                    --------------------------------------------
                                    JOHN J. CONNORS


                                         /s/ Kevin P. Connors
                                    --------------------------------------------
                                    KEVIN P. CONNORS


                                    --------------------------------------------
                                    ANN MARIE FITZPATRICK

                                    FURBERSHAW REVOCABLE TRUST

                                    By:
                                         ---------------------------------------
                                         Gerard A. Furbershaw, Trustee


                                    By:
                                         ---------------------------------------
                                         Michelle A.B. Furbershaw, Trustee


                                    --------------------------------------------
                                    DONALD W. GROOT, M.D.


                                    --------------------------------------------
                                    DAVID R. HOLBROOKE


                                    LUNAR FUND LLC

                                    By:
                                         ---------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    MEDVEN AFFILIATES III, L.P.

                                    By:      /s/ Annette J. Campbell-White
                                         ---------------------------------------

                                    Name:    /s/ Annette J. Campbell-White
                                         ---------------------------------------

                                    Title: Managing Member of MedVenture
                                           -----------------------------
                                           Associates Asset Management III Co.
                                           -----------------------------------
                                           L.L.C.
                                           ------
                                           the General Partner of MedVenture
                                           ---------------------------------
                                           Associates III, L.P.
                                           -------------------------------------


                                    DR. SERGE NADEAU, P.C.

                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    NUR OWEN PREMO

                                    By:
                                         ---------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    OSTOICH TRUST FUND


                                    By:
                                         ---------------------------------------
                                         Vladimir Ostoich, Trustee


                                    By:
                                         ---------------------------------------
                                         Liliana Ostoich, Trustee


                                    --------------------------------------------
                                    JEFF SMITH

                                    TRUSTEE, WSGR RETIREMENT PLAN
                                    FBO J. CASEY MCGLYNN


                                    By:
                                         ---------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    WS INVESTMENT COMPANY 98B

                                    By:
                                         ---------------------------------------
                                    Name:
                                          --------------------------------------

                                    Title:
                                          --------------------------------------

                                    EXHIBIT A
                                    ---------

                              SCHEDULE OF INVESTORS
                              ---------------------

                                          Series A             Purchase
          Investors                   Preferred Stock           Price
-----------------------------------  ------------------  -------------------

Adam Ventures L.P.                         50,000              $50,000
c/o J. Casey McGlynn, Esq.
650 Page Mill Road
Palo Alto, CA  94304

Richard G. Caro Trust                      20,000              $20,000
830 Dubuque Avenue
South San Francisco, CA  94080

Dr. Henri Carle, P.C.                      33,000              $33,000
Attn:  Patricia Johnston
207 11523 100th Avenue
Edmonton, Alberta
Canada P5K0J8

John J. Connors                            50,000              $50,000
2138 1/2 Camino Los Cerros
Menlo Park, CA  94025

Kevin P. Connors                           38,000              $38,000
1181 Chess Drive, Suite B
Foster City, CA  94404

Ann Marie Fitzpatrick                      6,000               $6,000
924 West Fremont
Sunnyvale, CA  94087

                                          Series A             Purchase
          Investors                   Preferred Stock           Price
-----------------------------------  ------------------  -------------------

Furbershaw Revocable Trust                 20,000              $20,000
Gerard A. Furbershaw
Michelle A.B. Furbershaw
214 Pope Street
Menlo Park, CA  94025

Donald W. Groot, M.D.                      57,000              $57,000
207 11523 100th Avenue
Edmonton, Alberta
Canada P5K0J8

David R. Holbrooke                         25,000              $25,000
120 Bulkey Avenue #405
Sausalito, CA  94964

Lunar Fund LLC                             10,000              $10,000
537 Hamilton Avenue
Palo Alto, CA  94301

MedVenture Associates III, L.P.         1,439,759           $1,439,759
MedVen Affiliates III, L.P.                61,241              $61,241
4 Orinda Way, Building D, #150
Orinda, CA  94563
Attn:  Annette J. Campbell-White

Nur Owen Premo                             100,000             $100,000
544 South Eighth Street
San Jose, CA  95112

                                          Series A             Purchase
          Investors                   Preferred Stock           Price
-----------------------------------  ------------------  -------------------

Dr. Serge Nadeau, P.C.                      10,000              $10,000
2709-8210 111 St.
Edmonton, Alberta
Canada T6G2C7

Jeff Smith                                  20,000              $20,000
182 Warren Road
San Mateo, CA  94401

Vladimir and Liliana                        10,000              $10,000
Ostoich Trust Fund
61 Coronado Avenue
Los Altos, CA  94022

WS Investment Company 98B                   25,000              $25,000
650 Page Mill Road
Palo Alto, CA  94304
Attn:  J. Casey McGlynn

WSGR Retirement Plan                        25,000              $25,000
FBO J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA  94304
Attn:  J. Casey McGlynn

                                          Series B             Purchase
          Investors                   Preferred Stock           Price
-----------------------------------  ------------------  -------------------

Joe Dorin                                   25,000              $50,000



Clare M. Meister                            25,000              $50,000



Alta California Partners II, L.P.        1,357,846           $2,715,692
1 Embarcadero Center
Suite 4050
San Francisco, CA 94111

Alta Embarcadero Partners II, LLC           17,154              $34,308
1 Embarcadero Center
Suite 4050
San Francisco, CA 94111

MedVenture Associates III, L.P.          1,199,000
4 Orinda Way, Building D, #150                               $2,398,000
Orinda, California 94563



MedVen Affiliates III, L.P.                 51,000
4 Orinda Way, Building D, #150                                 $102,000
Orinda, California 94563

                                    EXHIBIT D






                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                               ALTUS MEDICAL, INC.



                                November 12, 1999